                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            VERTICALONE CORPORATION



                               TABLE OF CONTENTS


                                                                                                    PAGE
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
ARTICLE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .  2

ARTICLE II  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .  2

ARTICLE III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .

         1.       Dividends.
         --       ---------
         2.       Liquidation.
         --       -----------
         3.       Redemption.
         --       ----------
         4.       Voting Rights.
         --       -------------
         5.       Conversion.
         --       ----------
         6.       Definitions.
         --       -----------

ARTICLE IV  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .

ARTICLE V . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .

ARTICLE VI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .

ARTICLE VII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .

ARTICLE VIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .

                                                                       Exhibit A


                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            VERTICALONE CORPORATION
                   (originally incorporated October 8, 1998)

          The undersigned, Neal McEwen and J. Stephen Hufford, being the President and Secretary, respectively, of VerticalOne Corporation, a corporation organized and existing under the laws of the State of Delaware, on behalf of said corporation, hereby certify as follows:

          FIRST: The name of the corporation (hereinafter the "Corporation") is VerticalOne Corporation.

          SECOND: The Certificate of Incorporation of the Corporation as in effect on the date hereof is hereby amended to read in its entirety as set forth on Exhibit A hereto.

          THIRD: That said Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, we have executed this Certificate this 23rd day of September, 1999.
                                        /s/ NEAL McEWEN
                                        ---------------------------------------
                                        President



Attest:  /s/ J. STEPHEN HUFFORD
         ----------------------
         Secretary

                                   EXHIBIT A

                                   ARTICLE I

          The name of the corporation is VerticalOne Corporation (the "Corporation").

                                   ARTICLE II

          The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE III

          The total number of shares of all classes of stock which the Corporation shall have authority to issue is 55,980,097 shares, consisting of
(a) 40,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), (b) 15,980,097 shares of Convertible Preferred Stock, par value $.01 per share, 3,919,243 of which are designated Series A Convertible Preferred Stock (the "Series A Preferred Stock"), 7,716,050 of which are designated Series B Convertible Preferred Stock (the "Series B Preferred Stock") and 4,344,804 of which are designated Series C Convertible Preferred Stock (the "Series C Preferred Stock"), all of which Series A, B and C Preferred Stock are collectively referred to together as the "Preferred Stock."

          The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Common Stock are as follows:

                                PREFERRED STOCK

    1. DIVIDENDS.

          The holders of the Series A, Series B and Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of funds legally available for that purpose, dividends at the same amount as dividends paid with respect to the Common Stock treating each share of Series A, Series B and Series C Preferred Stock as being equal to the number of Shares of Common Stock into which each share of Series A, Series B and Series C Preferred Stock is then convertible.

     2. LIQUIDATION.

          (a) Upon any Liquidation of the Corporation, the holders of the shares of Series B Preferred Stock and the Series C Preferred Stock shall first be entitled, before any distribution or payment is made upon any common, preferred or any other capital stock of the Corporation (including the Series A Preferred Stock) ranking on Liquidation junior to the Series B Preferred Stock and the Series C Preferred Stock, an amount equal to the price originally paid to the Corporation for such share (as adjusted for stock splits, stock dividends and the like) plus, in the case of each share, any dividends declared but unpaid thereon (the "Original Cost"), computed to the date payment thereof is made available (such amount payable with respect to one share of Series B Preferred Stock and one share of Series C Preferred Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Series B Preferred Stock and all shares of Series C Preferred Stock being sometimes referred to as the "Liquidation Preference Payments").

          (b) Upon any Liquidation of the Corporation, subsequent to payment by the Corporation of the Liquidation Preference Payments to the holders of the Series B Preferred Stock and the holders of the Series C Preferred Stock, the holders of the Series A Preferred Stock shall be entitled to receive an amount equal to $1.00 per share (as adjusted for stock splits, stock dividends and the like) plus, in the case of each share, any dividends declared but unpaid thereon computed to the date payment is made available (the "Series A Liquidation Payments").

          (c) If upon a Liquidation of the Corporation, the assets to be distributed among the holders of Series B Preferred Stock and the Series C Preferred Stock shall be insufficient to permit payment in full to the holders of Series B Preferred Stock and the Series C Preferred Stock of their respective Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series B Preferred Stock and the Series C Preferred Stock pro rata based upon their respective Liquidation Preference Payment amounts. Upon a Liquidation of the Corporation, immediately after the holders of Series B Preferred Stock and the Series C Preferred Stock shall have been paid in full the Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be used to pay the Series A Liquidation Payments; if the remaining net assets shall be insufficient to permit payment in full to the holders of the Series A Preferred Stock of the Series A Liquidation Payments, then the remaining net assets shall be distributed ratably among the holders of the Series A Preferred Stock . After the Liquidation Preference Payments and the Series A Liquidation Payments shall have been made in full, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Series B Preferred Stock and the holders of Common Stock. After receiving the Series A Liquidation Payments and Series C Liquidation Payments, the holders of the Series A and Series C Preferred Stock shall not participate in any distribution made to the holders of the Series B Preferred Stock or the Common Stock.

          (d) Written notice of such Liquidation, stating a payment date, the amount of the Liquidation Preference Payments and the Series A Liquidation Payments, and the place where said Liquidation Preference Payments and the Series A Liquidation Payments, shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series B Preferred Stock and the Series C Preferred Stock. Such notice shall be addressed to each such holder at its address as shown by the records of the Corporation.

     3. REDEMPTION.

          (a) At the election of the holders of a Majority in Interest of the shares of Series B Preferred Stock, the Corporation shall redeem one-third of the outstanding Series B

Preferred Stock on each of December 31, 2005, December 31, 2006, and December 31, 2007 (each a "Redemption Date"). At the election of the holders of a Majority in Interest of the shares of Series C Preferred Stock, the Corporation shall redeem one third of the outstanding Series C Preferred Stock on each of the Redemption Dates. Such elections shall be provided to the Corporation in writing at least 90 days prior to the Redemption Date. If the assets of the Corporation available for redemption of the Series B Preferred Stock or the Series C Preferred Stock, as applicable, shall be insufficient to permit the payment of the full price required to be paid under this Section 3, then the holders of Series B Preferred Stock, or the Series C Preferred Stock, as applicable, shall share ratably in any such redemption according to the respective amounts which would be payable in respect of the number of shares that such holders own if all amounts payable on or with respect to such shares were paid in full.

          (b) On and after any Redemption Date, all rights in respect of the shares of Series B Preferred Stock or Series C Preferred Stock to be redeemed on such Redemption Date, except the right to receive the Redemption Price, shall cease and terminate and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that if default shall be made by the Corporation in the payment of the Redemption Price, such rights shall remain in full force and effect and be exercisable, and such shares shall be deemed to remain outstanding, until such default is cured.

          (c) Anything contained in this Section 3 to the contrary notwithstanding, the holders of shares of Series B Preferred Stock and the Series C Preferred Stock requested by such holders as herein provided to be redeemed pursuant to this Section 3 shall have the right, exercisable at any time up to the close of business on the Redemption Date to convert all or any part of such shares to be redeemed as herein provided into shares of Common Stock pursuant to Section 5 hereof; provided, however, that if default shall be made by the Corporation in the payment of the Redemption Price as herein provided, such right shall be exercisable until such default is cured. If, and to the extent, any shares of Series B Preferred Stock or Series C Preferred Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on the Redemption Date, the total number of shares of Series B Preferred Stock or Series C Preferred Stock otherwise to be redeemed on such date shall be reduced by the number of shares of Series B Preferred Stock or Series C Preferred Stock so converted.

          (d) To the extent that on any Redemption Date, the Corporation is not legally permitted (by Delaware law, this Amended and Restated Certificate of Incorporation, its by-laws, contractual provisions, or otherwise) to pay the Redemption Price of any shares of Series B Preferred Stock or Series C Preferred Stock required to be redeemed by the Corporation on such Redemption Date, the Corporation shall promptly take all action (including, without limitation, a revaluation of assets or a prepayment of indebtedness restricting such redemption) as may be permitted by applicable law to permit such redemption in full. If the Corporation remains unable after the taking of such action to repurchase any or all of such shares, the Corporation shall immediately repurchase such shares upon the termination of such legal prohibition.

          (e) The price (the "Redemption Price") at which each share of Series B Preferred Stock and each of the Series C Preferred Stock is to be redeemed by the Corporation pursuant to this Section 3 shall be equal to the Liquidation Amount plus interest at a rate of 10 percent per annum (accruing from the date of issuance and calculated based on 365 days per year) of such share on the date of such redemption; provided that such interest payments shall be reduced (but not below zero) by the amount of dividends previously paid on each such share of Series B Preferred Stock or each such share of Series C Preferred Stock. The conversion of any shares of the Series B Preferred Stock or Series C Preferred Stock into Common Stock shall have no effect on the Redemption Price payable in connection with the redemption of the shares of Series B Preferred Stock or Series C Preferred Stock not so converted.

          (f) Any communication or notice relating to redemption given pursuant to this Section 3 shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the holders of record of shares of Series B Preferred Stock or Series C Preferred Stock, as applicable, at their respective addresses as the same shall appear on the books of the Corporation, or to the Corporation at the address of its principal, or registered office, as the case may be. At any time on or after the Redemption Date, the holders of record of shares of Series B Preferred Stock, or the Series C Preferred Stock, as applicable, being redeemed in accordance with this Section 3 shall be entitled to receive the Redemption Price as determined upon actual delivery to the Corporation or its agents of the certificates representing the shares to be redeemed.

      4. VOTING RIGHTS.

          (a) Notwithstanding anything to the contrary in this Amended and Restated Certificate of Incorporation, the Series C Preferred Stock shall be non-voting stock and shall not have the right to elect a director to the Board of the Corporation or otherwise have any voting rights until such time as the Agreement and Plan of Merger, dated as of September 23, 1999, by and among the Corporation, VerticalOne Acquisition Corporation and Security First Technologies Corp., a Delaware corporation ("Security First") is terminated and any expiration or termination period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired (the "Voting Trigger Date").

          (b) In addition to the rights provided by law or in the Corporation's By-laws, each share of Preferred Stock (other than holders of the Series C Preferred Stock prior to the Voting Trigger Date) shall entitle the holder thereof to such number of votes as shall equal the number of shares of Common Stock into which such share of Preferred Stock is then convertible pursuant to
Section 5 at the record date for the determination of stockholders entitled to vote or, if no record date is established, at the date such vote is taken. The holders of Preferred Stock (other than holders of the Series C Preferred Stock prior to the Voting Trigger Date) shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class.

          (c) In addition to the other rights specified in this Section 4, the holders of a Majority in Interest of the shares of Series B Preferred Stock outstanding, voting separately as one class, shall at all times have the special and exclusive right to elect two directors to the Board, the holders of a Majority in Interest of the shares of Series A Preferred Stock outstanding, voting separately as one class, shall at all times have the special and exclusive right to elect one director to the Board and, after the Voting Trigger Date, the holders of a Majority in Interest of the shares of Series C Preferred Stock outstanding, voting separately as one class, shall at all times have the special and exclusive right to elect one director to the Board, in each case, in accordance with the provisions set forth in the Stockholders' Agreement. In any election of directors by the holders of Preferred Stock pursuant to this Section 4(b), each holder of Preferred Stock (other than holders of the Series C Preferred Stock prior to the Voting Trigger Date) shall be entitled to one vote for each share of Preferred Stock held. The Corporation shall take all actions necessary to effectuate the terms and provisions of this Section 4(b). The special and exclusive voting rights of the holders of Preferred Stock contained in this Section 4(b) may be exercised either at a special meeting of the holders of Preferred Stock called as provided below, or at any annual or special meeting of the stockholders of the Corporation, or by written consent of such holders in lieu of a meeting. The directors to be elected pursuant to this Section 4(b) shall serve for terms extending from the date of their election and qualification until their successors shall have been elected and qualified. If at any time any directorship to be filled by the holders of Preferred Stock pursuant to this Section 4(b) has been vacant for a period of 10 days, the Secretary of the Corporation shall, upon the written request of any holder of such Preferred Stock, call a special meeting of the holders of such Preferred Stock for the purpose of electing a director or directors to fill such vacancy or vacancies. Such meeting shall be held at the earliest practicable date, and at such place, as is specified in or determined in accordance with the By-laws of the Corporation. If such meeting shall not be called by the Secretary of the Corporation within 10 days after personal service of such written request on him or her, then any holder of Preferred Stock may designate in writing one of their members to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at such place as specified in such notice. Any holder of Preferred Stock so designated shall have access to the stock books of the Corporation relating to Preferred Stock for the purpose of calling a meeting of the stockholders pursuant to these provisions. At any meeting held for the purpose of electing directors as provided in this Section 4(b), the presence, in person or by proxy, of the holders of record of shares representing at least a majority of the voting power of the applicable series Preferred Stock then outstanding shall be required to constitute a quorum of the applicable series Preferred Stock for such election. A vacancy in the directorships to be elected by the holders of applicable series Preferred Stock pursuant to this
Section 4(b) may be filled only by vote or written consent in lieu of a meeting of the holders of at least a majority of the voting power of the applicable series Preferred Stock.

          (d) The Corporation shall not, without the affirmative consent or approval of the holders of a Majority in Interest of the shares of the Series B Preferred Stock then outstanding, voting separately as a class:

              (i) in any manner authorize, create, designate, issue or sell any class or series of capital stock (including any shares of treasury stock) or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital stock or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends, distribution of assets or redemptions, including, without limitation, distributions to be made upon a Liquidation, is pari passu with or is senior to the Series B Preferred Stock or which in any manner adversely affects the holders of the Series B Preferred Stock;

               (ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series B Preferred Stock;

               (iii) reclassify the shares of any class or series of capital stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distributions of assets or redemptions, including, without limitation, distributions to be made upon a Liquidation, senior to or on a parity with such Series B Preferred Stock, or (B) which in any manner adversely affects the rights of the holders of such Series B Preferred Stock in their capacity as such;

               (iv) take any action to cause any amendment, alteration or repeal of any of the provisions of (A) the Restated Certificate of Incorporation or (B) the By-laws of the Corporation, if such amendment, alteration or repeal would materially and adversely affect the Series B Preferred Stock;

               (v) approve or authorize any Liquidation or any recapitalization or reorganization of the Corporation or any subsidiary;

               (vi) approve or authorize the redemption of any shares of the Common Stock, other than the shares of Common Stock repurchased from directors, employees or consultants of the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including, without limitation, termination of employment or service;

               (vii) approve or authorize the incurrence of any indebtedness or the issuance of any guarantee of any obligation of any other person or entity (other than a subsidiary) if the aggregate amount of the principal amount of such indebtedness and the principal amount of the indebtedness so guaranteed shall exceed the stockholders equity of the Corporation;

               (viii) approve or authorize the payment of any dividend or other distribution upon shares of capital stock other than the Series B Preferred Stock; or

               (ix) consummate a Sale of the Corporation.

          (e) During any period in which the holders of the Series C Preferred Stock do not have the right to elect a director to the Board, such holders shall have the right to one (1) representative (the "Series C Observer") attend meeting of the Board, and the Corporation shall permit the Series C Observer to attend all such meetings as an observer. The Series C Observer shall not have the right to vote on any matter presented to the Board or any committee thereof. The Corporation shall give the Series C Observer written notice of each meeting of the Board and all written materials and other information given to the Corporation's directors in the same manner and at the same time such notices, materials and other information are given to the directors. If the Board proposes to take any action by written consent in lieu of a meeting, the Corporation shall give written notice thereof to the Series C Observer prior to the effective date of such consent describing the nature and substance of such action. The Series C Observer shall keep confidential all confidential information provided to it in its capacity as an observer;

provided that the Series C Observer may disclose such confidential information to the holders of the Series C Preferred Stock. The holders of the Series C Preferred Stock shall also be bound by this provisions of this confidentiality obligation, except that the holders of the Series C Preferred Stock may disclose such confidential information to their directors, officers and employees who need to know such information.

     5. CONVERSION.

          (a) Upon the terms set forth in this Section 5, by surrender of the certificate representing each share (i) each holder of each share of Series A Preferred Stock shall have the right, at such holder's option, at any time and from time to time, to convert all or any part of such shares into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (A) $1.00 by (B) the Conversion Price (defined below) as last adjusted and then in effect, (ii) each holder of each share of Series B Preferred Stock shall have the right, at such holder's option, at any time and from time to time, to convert all or any part of such shares into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (A) the Original Cost by (B) the Conversion Price (as defined below), as last adjusted and then in effect and (iii) each holder of each share of Series C Preferred Stock shall have the right, at such holder's option, at any time and from time to time, to convert all or any part of such shares into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (A) the Original Cost by (B) the Conversion Price (defined below) as last adjusted and then in effect. The conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Series A Preferred Stock shall be $1.00, the conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Series B Preferred Stock shall be $1.62 and the conversion price per share at which shares of Common Stock shall be issuable upon conversion of the shares of the Series C Preferred Stock shall be $5.754 (in each case, the "Conversion Price"), as adjusted pursuant to paragraph (e) below. The holder of any shares of Preferred Stock may exercise the conversion right pursuant to this paragraph (a) by delivering to the Corporation the certificate for the shares to be converted, duly endorse or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made or upon the consummation of a Qualified Public Offering as provided below, if applicable (the "Conversion Date").

          (b) Upon the terms set forth in this Section 5 upon the consummation of a Qualified Public Offering, (i) each share of Series A Preferred Stock shall automatically be converted into that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (A) $1.00 by the (B) applicable Conversion Price, as last adjusted and then in effect, (ii) each share of Series B Preferred Stock shall automatically be converted into that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (A) the Original Cost by (B) the applicable Conversion Price, as last adjusted and then in effect and (iii) each share of Series C Preferred Stock shall automatically be converted into that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (A) the Original Cost by the (B) applicable Conversion Price, as last adjusted and then in effect. All shares of Series A Preferred Stock and Series C Preferred

Stock shall also automatically be converted into Common Stock in accordance with the terms set forth in clause (i) and (iii) above upon the vote of a Majority in Interest of the holders of the Series A Preferred Stock and Series C Preferred Stock, respectively.

          (c) As promptly as practicable after the conversion of any shares of Preferred Stock into Common Stock under paragraph (a) or (b) above, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, and a cash amount in respect of any fractional interest in a share of Common Stock as provided in paragraph (d) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such person shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date, and the rights of the holder of the shares of Preferred Stock so converted shall cease on such Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

         (d) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock. The number of full shares of Common Stock issuable upon conversion of Preferred Stock shall be computed on the basis of the aggregate number of shares of such Preferred Stock to be converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any such shares, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (A) the price of one share of Common Stock as determined in good faith by the Board and (B) such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

         (e) The Conversion Price shall be subject to adjustment from time to time as follows:

             (i) If the Corporation shall, at any time or from time to time after the Original Issuance Date, issue any shares of Common Stock other than Excluded Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Common Stock, then such Conversion Price, as in effect immediately prior to each such issuance, shall forthwith be lowered to a price equal to the quotient obtained by dividing:

                (A) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issuance, multiplied by the Conversion Price in effect immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

            (B) the total number of shares of Common Stock outstanding on a fully-diluted basis immediately after the issuance of such Common Stock.

       (ii) For the purposes of any adjustment of a Conversion Price pursuant to clause (i) above, the following provisions shall be applicable:

            (A) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Corporation to any underwriter or placement agent in connection with the issuance and sale thereof.

            (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board, irrespective of any accounting treatment.

            (C) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities except for options to acquire Excluded Stock:

                (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above);

                (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change, or options or rights related to such securities not converted prior to such change, been made upon the basis of such change;

                (4) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof; and

                (5) No further adjustment of the Conversion Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

        (iii) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares.

        (iv) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

        (v) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Corporation, each share of Preferred Stock shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such share of Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

        (vi) No adjustment in any Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in such Conversion Price; provided that any adjustments not required to be made by virtue of this sentence shall be carried forward and taken into account in any subsequent adjustment. All calculations under paragraphs (i) through (v) above shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

        (vii) In any case in which the provisions of this paragraph (e) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event
(1) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to paragraph (d) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash.

        (viii) Whenever a Conversion Price shall be adjusted as provided in paragraph (iv), the Corporation shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Corporation, a statement, signed by its chief executive officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of Preferred Stock at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of any notice required to be mailed under the provisions of paragraph (ix) below.

        (ix) If the Corporation shall propose to take any action of the types described in clause (v) of this paragraph (e), the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in paragraph (viii) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

        (x) The Corporation shall at all times keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Preferred Stock.

        (xi) Without duplication of any other adjustment provided for in this
Section 5, at any time the Corporation makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, provision shall be made so that each holder of Preferred Stock shall receive upon conversion thereof, in addition to the shares of Common Stock receivable thereupon, the number of securities of the Corporation which it would have received had its shares of Preferred Stock been converted into shares of Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it pursuant to this paragraph during such period, subject to the sum of all other adjustments called for during such period under this Section 5 with respect to the rights of such holder of Preferred Stock.

        (xii) No adjustment shall occur under this Section 5 in connection with
(A) the issuance of shares of Preferred Stock to Security First pursuant to the Series C Preferred Stock Purchase Agreement, dated September 23, 1999, between the Corporation and Security First, (B) the issuance of the warrant ("Security First Warrant") to Security First pursuant to the Strategic Marketing and Sales Agency Agreement, dated September 23, 1999, between the Corporation and Security First, (C) the issuance of shares of Common Stock pursuant to the Security First Warrant in accordance with its original terms, (D) the issuance of the warrant ("Rubin Warrant") to Jerry Rubin, which is exercisable for 45,000 shares of Common Stock for an exercise price of $.10 per share, (E) the issuance of shares of Common Stock pursuant to the Rubin Warrant in accordance with its original terms, (F) the issuance of the warrant ("Karlin Warrant') to Michael Karlin, which is exercisable for 90,000 shares of Common Stock for an exercise price of $.32 per share, and (G) the issuance of shares of Common Stock pursuant to the Karlin Warrant in accordance with its original terms.

6. DEFINITIONS.

As used herein, the following terms shall have the following meanings:

        (a) "Affiliate" means, with respect to any Person, any of (a) a director, officer or stockholder holding 5% or more of the capital stock (on a fully diluted basis) of such Person, (b) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of a director, officer, or partner of such Person) and (c) any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person. The term "control" includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        (b) "Board" shall mean the Board of Directors of the Corporation.

        (c) "Excluded Stock" means (1) shares (as adjusted equitably for stock dividends, stock splits, combinations, etc.) of Common Stock issuable upon exercise of stock options (the issuance of which was duly approved by the Board) granted to directors, officers, employees and consultants of the Corporation or its subsidiaries and (2) shares of Common Stock issued upon conversion of shares of Preferred Stock.

        (d) "Independent Third Party" means, immediately prior to the contemplated transaction, any person or entity which (i) does not own in excess of five percent (5%) of the Corporation's capital stock deemed outstanding at such time (on a fully-diluted basis) and (ii) is not an Affiliate of any such owner.

        (e) "Liquidation" means any Sale of the Corporation or voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction.

        (f) "Liquidation Amount" means as to each share of Series B Preferred Stock the original price therefor to the Corporation upon the issuance thereof plus all accrued and unpaid dividends thereon through the date of payment of such amount to the holder thereof.

        (g) "Majority in Interest" means, at any point in time, Preferred Stockholders of a particular series of Preferred Stock owning, in the aggregate more than 50% of the Common Stock owned by all such Preferred Stockholders at such time (determined on a fully diluted basis, assuming the conversion of all securities convertible into Common Stock and the exercise of all options and warrants then exercisable for Common Stock).

        (h) "Original Issuance Date" means, with respect to the Series A Preferred Stock, the date of original issuance of the first share of Series A Preferred Stock, with respect to the Series B Preferred Stock, the date of original issuance of the first share of Series B Preferred Stock and with respect to the Series C Preferred Stock, the date of original issuance of the first share of Series C Preferred Stock.

        (i) "Qualified Public Offering" shall mean a public offering of the securities of the Corporation underwritten by an underwriter generally recognized as a major bracket underwriter yielding net proceeds to the Corporation of not less than $25,000,000 (net of all underwriting discounts, commissions and expenses) and at an enterprise valuation of not less than $100,000,000.

        (j) "Sale of the Corporation" means the sale of the Corporation to one or more Independent Third Parties, pursuant to which such party or parties acquire (i) capital stock or other securities of the Corporation possessing the voting power to elect a majority of the Corporation's Board (whether by merger, consolidation or issuance, sale or transfer of the Corporation's capital stock) or (ii) all or substantially all of the Corporation's assets determined on a consolidated basis.

        (k) "Stockholders' Agreement" means the Stockholders' Agreement dated as of May 10, 1999 and amended and restated as of September 23, 1999, among the Corporation and the other parties thereto.

                                  COMMON STOCK

        Each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters as to which holders of Common Stock shall be entitled to vote. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when and as declared by the Board out of assets legally available therefor and (ii) in the event of any distribution of assets upon a Liquidation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of shares of the holders of the Preferred Stock of the specific amounts which they are entitled to receive, respectively, upon such Liquidation as herein provided.

                                   ARTICLE IV

        The business and affairs of the Corporation shall be managed by or under the direction of the Board, and the directors need not be elected by ballot unless required by the By-laws of the Corporation.

                                   ARTICLE V

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, subject to Section 4(c)(iv) of Article III, the Board is expressly authorized to make, amend and repeal the By-laws of the Corporation.

                                   ARTICLE VI

        A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation

Law, as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE VII

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, County of New Castle, Delaware. The Corporation's registered agent at such address is The Corporation Trust Company.

                                  ARTICLE VIII

        Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the state of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such matter as the said court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.